Exhibit 99.4


                              EMPLOYMENT AGREEMENT

      AGREEMENT dated as of the 25th day of January, 2006, by and among Lawrence Consulting Group, Inc., a Delaware corporation with its principal office at Two Lakeside Drive West, Lawrence, New York 11559 ("LCG"), Plaza Consulting Group, a Puerto Rico corporation with its principal office at 373 Mendez Vigo, Suite 110, Dorado, Puerto Rico 00646 (the "Company"), and Elizabeth Plaza, residing at 363 Dorado Beach East, Dorado, Puerto Rico 00646-2096 ("Executive").

                              W I T N E S S E T H:

      WHEREAS, the Company has engaged Executive as its president and chief executive officer and desires to continue to obtain the benefits of Executive's knowledge, skill and ability in connection with managing the operations of the Company and to continue to employ Executive on the terms and conditions hereinafter set forth; and

      WHEREAS, pursuant to an agreement and plan of reorganization (the "Merger Agreement") dated October 31, 2005, by and among LCG, Plaza Acquisition Corp., a Puerto Rico corporation, the Company and Executive, the Company became the wholly-owned subsidiary of LCG on or about the date of this Agreement; and

      WHEREAS, LCG desires to engage Executive to serve at its president and chief executive officer on and subject to the terms of this Agreement;

      NOW, THEREFORE, in consideration of the mutual promises set forth in this Agreement, the parties agree as follows:

      1. Employment and Duties.

      (a) Subject to the terms and conditions hereinafter set forth, LCG and the Company hereby employ Executive as president and chief executive officer during the Employment Term, as hereinafter defined. As president and chief executive officer of LCG, Executive shall have the duties and responsibilities associated with the president and chief executive officer of a public corporation. In addition, Executive will assist LCG and the Company in identifying and training her successor. Executive shall report to LCG's board of directors (the "Board"). Executive shall also perform such other duties and responsibilities as may be determined by the Board, as long as such duties and responsibilities are consistent with those of the president and chief executive officer.

      (b) During the Employment Term, LCG shall include Executive as one of the board of directors' nominees for election as a director, and, if elected as a director, Executive shall serve as chair of the board. Additionally, Executive shall serve as a director of the Company or any of its subsidiaries, if elected, and in such executive capacity or capacities with respect to any affiliate of LCG or the Company to which she may be elected or appointed, provided that such duties are consistent with those of LCG's and the Company's president and chief executive officer. Executive shall receive no additional compensation for services rendered pursuant to this Section 1(b). An affiliate of LCG or the Company shall mean any person who controls, is controlled by or is under common control with LCG or the Company, as the case may be.

      (c) The "Employment Term" shall mean the period commencing on the date of this Agreement and ending eighteen (18) months from the date of this Agreement, unless terminated earlier pursuant to Section 5 of this Agreement.

      (d) Immediately following the Employment Term, unless this Agreement is terminated by LCG or the Company pursuant to Section 5 of this Agreement, Executive shall serve as a consultant to the Company during the Consulting Term. The "Consulting Term" shall mean the eighteen (18) month period immediately following the expiration or termination of the Employment Term. The Employment Term and the Consulting Term are collectively referred to as the "Term."

      (e) During the Consulting Term, Executive shall serve as a consultant to the Company and shall report to such executive officer as shall be designated by LCG's chief executive officer. The nature of Executive's services during the Consulting Term shall be as mutually agreed upon by LCG's chief executive officer and Executive, and may include services relating to the Company's strategy for marketing its services and developing its business plan, expanding the Company's client base and expanding the Company's and its affiliate's operations into new geographic regions. Executive shall be required to devote such time to her services for LCG and the Company as she may determine as long as Executive devotes at least 40 hours per month to her services for the Company and LCG, it being understood that the services being rendered during the Consulting Term shall not be Executive's principal activity and that Executive may engage in such business, charitable and personal activities as she may determine, subject to the provisions of Sections 6, 7 and 8 of this Agreement. In rendering services during the Consulting Term, LCG and the Company shall not require Executive to perform services which would unreasonably interfere with her other business, charitable and personal activities or which would require her to return from or change her plans for any vacations, and, if she so elects, Executive may perform such services from her residence. During the Consulting Term, Executive shall not be an officer of LCG or the Company; however, she may continue to serve as a director for the balance of her then current term and, if elected as a director thereafter, she shall serve as a director without additional compensation.

      2. Executive's Performance. Executive hereby accepts the employment and consultancy contemplated by this Agreement. During the Term, Executive shall perform her duties diligently, in good faith and in a manner consistent with the best interests of LCG and the Company, and, during the Employment Term, she shall devote substantially all of her business time to the performance of her duties under this Agreement.

      3. Compensation and Other Benefits.

      (a) For her services during the Employment Term, the Company shall pay Executive a salary ("Salary") at the annual rate of $250,000. During the Consulting Term, the Company shall pay Executive compensation ("Consulting Compensation") at the annual rate of $75,000. All Salary and Consulting Compensation payments shall be payable in such installments as the Company regularly pays its executive officers, but not less frequently than semi-monthly.

      (b) In addition to Salary, Executive shall receive the following benefits during the Employment Term:

      (i) Such insurance, including major medical health insurance and life insurance, as the Company provides its executive officers, which benefits will not be less than the insurance benefits provided by LCG to its executive officers.

      (ii) Vacation in accordance with Company policy.

      (iii) Eligibility to participate in such pension and other benefit plans that are available to executive officers of the Company or LCG.

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      (iv) A company automobile, provided, that the total costs for the automobile, including lease payments, insurance, maintenance and any other costs and expenses relating to the automobile shall not exceed $2,069 per month.

      (c) During the Employment Term, Executive shall be eligible for such discretionary bonuses and stock options or other equity-based incentives as shall be determined by LCG's compensation committee; provided, however, that her bonus shall not be less than 4% nor more than 50% of her Salary and any such bonus shall be paid within 30 days of the completion of the audit for the year for which the bonus relates.

      (d) During the Consulting Term, Executive shall be entitled to the benefits set forth in Section 3(b)(i) and, to the extent that consultants may participate in such pension and other benefit plans, the plans set forth in
Section 3(b)(iii) of this Agreement.

      4. Reimbursement of Expenses. The Company shall reimburse Executive, upon presentation of proper expense statements, for all authorized, ordinary and necessary out-of-pocket expenses reasonably incurred by Executive during the Term in connection with the performance of her services pursuant to this Agreement in accordance with the Company's expense reimbursement policy. Executive's expenses shall include reasonable expenses relating to her continuing education, as reasonably determined by the Company's board of directors.

      5. Termination of Employment.

      (a) This Agreement and Executive's employment and consulting relationship hereunder shall terminate immediately upon her death.

      (b) This Agreement and Executive's employment and consulting relationship pursuant to this Agreement, may be terminated by the Executive or LCG or the Company on not less than 30 days' written notice in the event of Executive's Disability. The term "Disability" shall mean any illness, disability or incapacity of the Executive which prevents her from substantially performing her regular duties for a period of two consecutive months or three months, even though not consecutive, in any twelve month period; provided, however, that any maternity leave or other condition covered by the Puerto Rico Fair Labor Standards law shall not be counted toward such three or two month periods.

      (c) The Company may terminate this Agreement and Executive's employment and consulting relationship pursuant to this Agreement immediately for Cause, in which event no further compensation shall be payable to Executive subsequent to the date of such termination. The date of termination shall be the date of the notice from the LCG or the Company stating that Executive's employment is terminated for Cause. The term "Cause" shall mean:

      (i) repeated failure of Executive to perform material instructions from the Board, or, if Executive does not report to the Board, from the officer to whom Executive reports, provided that such instructions are reasonable and consistent with Executive's duties as set forth in Section 1 of this Agreement, or any other failure or refusal by Executive to perform her duties required by said Section; provided, however, that Executive shall have received notice from the Board specifying the nature of such failure in reasonable detail and Executive shall have failed to cure the failure within five business days after receipt of such notice.

      (ii) a breach of Sections 6, 7 or 8 of this Agreement;

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      (iii) a breach of trust whereby Executive obtains personal gain or benefit at the expense of or to the detriment of LCG or the Company or any of their affiliates;

      (iv) any fraudulent or dishonest conduct by Executive or any other conduct by Executive which damages LCG, the Company or any of their affiliates or their property, business or reputation.

      (v) a conviction of, or guilty plea or plea of nolo contendere by, of Executive of (x) any felony or (y) any other crime involving fraud, theft, embezzlement or use or possession of illegal substances; or

      (vi) the admission by Executive of any matters set forth in Section 5(c)(v) of this Agreement.

      (d) Executive's resignation prior to the expiration of the Term shall be treated in the same manner as a termination for Cause.

      (e) In the event that the Company and LCG terminate this Agreement and Executive's employment and consulting relationship other than for reasons set forth in Sections 5(a), 5(b) or 5(c):

      (i) The Company shall pay to Executive within 30 days after the date of her termination an amount equal to the her Salary for the balance, if any, of the Employment Term and her Consulting Compensation for the balance of the Consulting Term;

      (ii) The Company will provide Executive with the benefits set forth in
Section 3(b)(i) until the earlier of (x) the date the Term would have expired if this Agreement had not been terminated pursuant to this Section 5(e), or (y) the date Executive has insurance coverage provided by another employer.

      (iii) If the termination of Executive's employment shall have occurred during the Employment Term, the Company shall pay to Executive, at the time that bonuses are awarded to executive officers, such percentage of the bonus that would otherwise have been given to Executive for the fiscal year in which such termination occurred based on percentage that the number of whole or partial months during the fiscal year that she was employed by the Company bears to the total number of whole or partial months during which she would have been employed during such fiscal year if her employment had not been terminated.

      (iv) The restrictions set forth in Section 7(a) of this Agreement shall terminate immediately.

      6. Trade Secrets and Proprietary Information.

      (a) Executive recognizes and acknowledges that the Company, through the expenditure of considerable time and money, has developed and will continue to develop in the future information concerning customers, clients, marketing, products, services, business, research and development activities and operational methods of the Company and its customers or clients, contracts, financial or other data, technical data or any other confidential or proprietary information possessed, owned or used by the Company, the disclosure of which could or does have a material adverse effect on the Company, its businesses, any business in which it proposes to engage, its operations, financial condition or prospects and that the same are confidential and proprietary and considered "confidential

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information" of the Company for the purposes of this Agreement. In consideration of her employment during the Employment Term and her engagement as a consultant during the Consulting Term, Executive agrees that she will not, during or after the Term, without the consent of the Board make any disclosure of confidential information to any person, partnership, corporation or entity either during or after the Term, except that nothing in this Agreement shall be construed to prohibit Executive from using or disclosing (a) if such disclosure is necessary in the normal course of the Company's business in accordance with policies or instructions or authorization from the Board, (b) Executive can demonstrate that such information shall have (i) become public knowledge other than by or as a result of disclosure by a person not having a right to make such disclosure,
(ii) been developed by Executive independent of any of the Company's confidential or proprietary information or (iii) been disclosed to Executive by a person not subject to a confidentiality agreement with or other obligation of confidentiality to the Company.

      (b) In the event that any confidential information is required to be produced by Executive pursuant to legal process, Executive shall give the Company notice of such legal process within a reasonable time, but not later than ten business days prior to the date such disclosure is to be made, unless Executive has received less notice, in which event Executive shall immediately notify the Company. The Company shall have the right to object to any such disclosure, and if the Company objects (at the Company's cost and expense) in a timely manner so that Executive is not subject to penalties for failure to make such disclosure, Executive shall not make any disclosure until there has been a court determination on the Company's objections. If disclosure is required by a court order, final beyond right of review, or if the Company does not object to the disclosure, Executive shall make disclosure only to the extent that disclosure is required by the court order, and Executive will exercise reasonable efforts at the Company's expense, to obtain reliable assurance that confidential treatment will be accorded the Confidential Information.

      (c) Executive shall, upon expiration or termination of the Term, or earlier at the request of the Company, turn over to the Company or destroy all documents, papers, computer disks or other material in Executive's possession or under Executive's control which may contain or be derived from confidential information. To the extent that any confidential information is on Executive's hard drive or other storage media, she shall, upon the request of the Company, cause either such information to be erased from her computer disks and all other storage media or otherwise take reasonable steps to maintain the confidential nature of the material.

      (d) Executive further realizes that any trading in LCG's common stock or other securities or aiding or assisting others in trading in LCG's common stock or other securities, including disclosing any non-public information concerning LCG and the Company to a person who uses such information in trading in LCG's common stock or other securities, constitutes a violation of federal and state securities laws. Executive will not engage in any transactions involving LCG's common stock or other securities while in the possession of material non-public information.

      (e) For the purposes of Sections 6, 7, 8 and 9 of this Agreement, the term "Company" shall include LCG, the Company, their subsidiaries and affiliates.

      7. Covenant Not To Solicit or Compete.

      (a) During the period from the date of this Agreement until two years following the date on which Executive's employment or consulting relationship is terminated, Executive will not, directly or indirectly:

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      (i) persuade or attempt to persuade any person or entity which is or was a customer, client or supplier of the Company to cease doing business with the Company, or to reduce the amount of business it does with the Company (the terms "customer" and "client" as used in this Section 7 to include any potential customer or client to whom the Company submitted bids or proposals, or with whom the Company conducted negotiations, during the term of Executive's employment or consulting relationship hereunder or during the twelve (12) months preceding the termination of her employment or consulting relationship, as the case may be);

      (ii) solicit for herself or any other person or entity other than the Company the business of any person or entity which is a customer or client of the Company, or was a customer or client of the Company within one (1) year prior to the termination of her employment or consulting relationship;

      (iii) persuade or attempt to persuade any employee of the Company, or any individual who was an employee of the Company during the one (1) year period prior to the lawful and proper termination of this Agreement, to leave the Company's employ, or to become employed by any person or entity other than the Company; or

      (iv) engage in any business in the United States whether as an officer, director, consultant, partner, guarantor, principal, agent, employee, advisor or in any manner, which directly competes with the business of the Company as it is engaged in at the time of the termination of this Agreement, unless, at the time of such termination or thereafter during the period that the Executive is bound by the provisions of this Section 7, the Company ceases to be engaged in such activity, provided, however, that nothing in this Section 7 shall be construed to prohibit the Executive from owning an interest of not more than five (5%) percent of any public company engaged in such activities.

      (b) Executive will not, during or after the Term, make any disparaging statements concerning the Company, its business, officers, directors and employees that could injure, impair, damage or otherwise affect the relationship between the Company, on the one hand, and any of the Company's employees, suppliers, customers, clients or any other person with which the Company has or may conduct business or otherwise have a business relationship of any kind and description. The Company will not make any disparaging statements concerning Executive; provided, however, that this sentence shall not be construed to prohibit the Company from giving factual information concerning Executive in response to inquiries that the Company believes are bona fide.

      (c) The Executive acknowledges that the restrictive covenants (the "Restrictive Covenants") contained in Sections 6 and 7 of this Agreement are a condition of her employment and her consulting relationship are reasonable and valid in geographical and temporal scope and in all other respects. If any court determines that any of the Restrictive Covenants, or any part of any of the Restrictive Covenants, is invalid or unenforceable, the remainder of the Restrictive Covenants and parts thereof shall not thereby be affected and shall remain in full force and effect, without regard to the invalid portion. If any court determines that any of the Restrictive Covenants, or any part thereof, is invalid or unenforceable because of the geographic or temporal scope of such provision, such court shall have the power to reduce the geographic or temporal scope of such provision, as the case may be, and, in its reduced form, such provision shall then be enforceable.

      8. Inventions and Discoveries. Executive agrees promptly to disclose in writing to the Company any invention, design, system, process, development or other discovery or intellectual property (collectively, "inventions and discoveries") conceived, created or made by her during the Term, whether created or developed by herself or with others, whether during or after working hours, in any

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business in which the Company is then engaged or which otherwise relates to any product or service dealt in by the Company and such inventions and discoveries shall be the Company's sole property, regardless of whether such inventions and discoveries are otherwise treated as work performed for hire and regardless of whether such inventions and discoveries are or can be patented, registered or copyrighted. Upon the Company's request, Executive shall execute and assign to the Company all applications for copyrights, trademarks and letters patent of the United States and such foreign countries as the Company may designate, and Executive shall execute and deliver to the Company such other instruments as the Company deems necessary to vest in the Company the sole ownership of all rights, title and interest in and to such inventions and discoveries, as well as all copyrights and/or patents. Executive shall also give the Company all assistance it may reasonably require, including the giving of testimony in any suit, action, investigation or other proceeding in connection with the foregoing.

      9. Injunctive Relief. Executive agrees that her violation or threatened violation of any of the provisions of Sections 6, 7 or 8 of this Agreement shall cause immediate and irreparable harm to the Company. In the event of any breach or threatened breach of any of said provisions, Executive consents to the entry of preliminary and permanent injunctions by a court of competent jurisdiction prohibiting Executive from any violation or threatened violation of such provisions and compelling Executive to comply with such provisions. This Section 9 shall not affect or limit, and the injunctive relief provided in this Section 9 shall be in addition to, any other remedies available to the Company at law or in equity or in arbitration for any such violation by Executive. In the event an injunction is issued against any such violation by Executive, the period referred to in Section 7 of this Agreement shall continue until the later of the expiration of the period set forth therein or one (1) month from the date a final judgment enforcing such provisions is entered and the time for appeal has lapsed. Subject to Section 7(c) of this Agreement, the provisions of Sections 6, 7, 8 and 9 of this Agreement shall survive any termination of this Agreement and Executive's employment and consulting relationship pursuant to this Agreement.

      10. Indemnification. LCG and the Company shall provide Executive with payment of legal fees and indemnification to the maximum extent permitted by LCG's or the Company's, as the case may be, certificate of incorporation, by-laws and applicable law.

      11. Representations by the Parties.

      (a) Executive represents, warrants, covenants and agrees that she has a right to enter into this Agreement, that she is not a party to any agreement or understanding, oral or written, which would prohibit performance of her obligations under this Agreement, and that she will not use in the performance of her obligations hereunder any proprietary information of any other party which she is legally prohibited from using.

      (b) The Company represents, warrants and agrees that it has full power and authority to execute and deliver this Agreement and perform its obligations hereunder.

      12. Miscellaneous.

      (a) Executive will cooperate with LCG and the Company in connection with the Company's application to obtain key-person life insurance on her life, on which LCG and/or the Company will be the beneficiary. Such cooperation shall include the execution of any applications or other documents requiring her signature and submission of insurance applications and submission to a physical.

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      (b) Any notice, consent or communication required under the provisions of this Agreement shall be given in writing and sent or delivered by hand, overnight courier or messenger service, against a signed receipt or acknowledgment of receipt, or by registered or certified mail, return receipt requested, or telecopier or similar means of communication if receipt is acknowledged or if transmission is confirmed by mail as provided in this Section 12(b), to the parties at their respective addresses set forth at the beginning of this Agreement or by telecopier to LCG at (516) 374-5393, the Company at
(787) 796-5168, or to Executive at (787) 278-0290, with notice to LCG or the Company being sent to the attention of the individual who executed this Agreement on its behalf. Any party may, by like notice, change the person, address or telecopier number to which notice is to be sent. If no telecopier number is provided for Executive, notice to her shall not be sent by telecopier.

      (c) This Agreement shall in all respects be construed and interpreted in accordance with, and the rights of the parties shall be governed by, the laws of the Commonwealth of Puerto Rico applicable to contracts executed and to be performed wholly within such State, without regard to principles of conflicts of laws except that the provisions of Section 10, as it relates to LCG, shall be governed by the Delaware General Corporation law.

      (d) Except for actions, suits, or proceedings taken pursuant to or under
Section 6, 7, 8 or 9 of this Agreement, any dispute concerning this Agreement or the rights of the parties hereunder shall be submitted to binding arbitration in San Juan, Puerto Rico before a single arbitrator jointly selected by the parties under the rules of the American Arbitration Association. If the parties shall be unable to agree upon an arbitrator, then each party shall designate one arbitrator and the two arbitrators shall select a third arbitrator. The award of the arbitrator shall be final, binding and conclusive on all parties, and judgment on such award may be entered in any court having jurisdiction. The arbitrator shall have the power, in his or her discretion, to award counsel fees and costs to the prevailing party. The arbitrator shall have no power to modify or amend any specific provision of this Agreement except as expressly provided in Section 12(f) of this Agreement.

      (e) Notwithstanding the provisions of Section 12(d) of this Agreement, with respect to any claim for injunctive relief or other equitable remedy pursuant to Section 9 of this Agreement or any claim to enforce an arbitration award or to compel arbitration, the parties hereby (i) consents to the exclusive jurisdiction of the United States District Court for the District of Puerto Rico and the Puerto Rico courts located in San Juan, Puerto Rico, (ii) agree that any process in any action commenced in such court under this Agreement may be served upon it or her personally, either (x) by certified or registered mail, return receipt requested, or by Federal Express or other courier service which obtains evidence of delivery, with the same full force and effect as if personally served upon such party in San Juan, Puerto Rico, or (y) by any other method of service permitted by law, and (iii) waives any claim that the jurisdiction of any such court is not a convenient forum for any such action and any defense of lack of in personam jurisdiction with respect thereof. If an action may be commenced pursuant to this Section 12(e), the complaint may, notwithstanding
Section 12(d) of this Agreement, include other claims against the other party, even if such claims would otherwise be subject to arbitration pursuant to said
Section 12(e).

      (f) If any term, covenant or condition of this Agreement or the application thereof to any party or circumstance shall, to any extent, be determined to be invalid or unenforceable, the remainder of this Agreement, or the application of such term, covenant or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law, and any court or arbitrator having jurisdiction may reduce the scope of any provision of this Agreement, including the geographic and temporal restrictions set forth in
Section 7 of this Agreement, so that it complies with applicable law.

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      (g) This Agreement constitute the entire agreement of the Company and
Executive as to the subject matter hereof, superseding all prior or contemporaneous written or oral understandings or agreements, including any and all previous employment agreements or understandings, all of which are hereby terminated, with respect to the subject matter covered in this Agreement; provided, however, that nothing in this Agreement shall be deemed to modify any obligations which Executive may have pursuant to the Merger Agreement. This Agreement may not be modified or amended, nor may any right be waived, except by a writing which expressly refers to this Agreement, states that it is intended to be a modification, amendment or waiver and is signed by both parties in the case of a modification or amendment or by the party granting the waiver. No course of conduct or dealing between the parties and no custom or trade usage shall be relied upon to vary the terms of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

      (h) No party shall have the right to assign or transfer any of its or her rights hereunder except that LCG's and the Company's rights and obligations may be assigned in connection with a merger of consolidation of LCG or the Company or a sale by LCG or the Company of all or substantially all of its business and assets.

      (i) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, executors, administrators and permitted assigns.

      (j) The headings in this Agreement are for convenience of reference only and shall not affect in any way the construction or interpretation of this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                             LAWRENCE CONSULTING GROUP, INC.


                             By:
                                --------------------------------------
                             Name:
                             Title:

                             PLAZA CONSULTING GROUP, INC.


                             By:
                                --------------------------------------
                             Name:
                             Title:

                             EXECUTIVE:


                             -----------------------------------------
                             Elizabeth Plaza


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